Taxes on Income	12 Months Ended
Dec. 31, 2024
Taxes on Income [Abstract]
TAXES ON INCOME
NOTE 22:	TAXES ON INCOME

a.	Tax rates applicable to the Company:

Since the tax year 2018, the taxable income of the Company and XTEPO is subject to a corporate tax rate of 23%.

Benefits granted to a Preferred Enterprise include reduced tax rates. As part of the Economic Efficiency Law (Legislative Amendments for Accomplishment of Budgetary Targets for Budget Years 2017-2018), 5777-2016, the tax rate is 12% for all areas other than Development Area A (which is 7.5%).

Company’s management believe the Company’s subsidiary Social Proxy will be entitled to beneficial tax rate of 12% according to a preferred technology enterprise (“PTE”). In order to comply with the PTE, the Company must meet certain criteria which include – investment in research and development, development of products that are innovative and high-value, significant revenues from sales outside of Israel, income derives from IP developed in Israel and used for exports. Company’s management believe the Company’s subsidiary Social Proxy meets these requirements.

Social Proxy Inc and Social Proxy LDA are subject to a corporate tax rate of 21% applicable in United states and Portugal.

b.	Tax income:

Income taxes benefit for the year 2024 derives from the Change in deferred tax liability. No tax income (expenses) were recorded in 2023 and 2022.

c.	The Company’s carryforward tax losses as of December 31, 2024, totaled approximately $39 million which may be carried forward and offset against taxable income in the future for an indefinite period and approximately $23 million capital loss carryforward which may be offset against future capital gain. The Company did not recognize deferred taxes for carryforward losses and temporary differences, as well as capital losses and real losses, because their utilization in the foreseeable future is not probable.

d.	Composition of income tax benefit:

	Year ended December 31,
	2024	2023	2022
	U.S. dollars in thousands (except per share data)

Current tax expense (income)
Current year	-	-	-

Deferred tax expense (income)
Creation and reversal of temporary differences	(130)	-	-

Income tax benefit	(130)	-	-
e.	Deferred tax movements:

	Intangible assets	Net operating loss carryforward	Total

Balance of deferred tax asset (liability) as at January 1, 2024	-	-	-
Business combinations (see Note 5)	(432)	83	(349)
Changes recognized in profit or loss	20	110	130
Balance of deferred tax asset (liability) as at December 31, 2024	(412)	193	(219)

f.	The main reconciling items between the “theoretical” tax expense, assuming that all the income were taxed at the regular tax rate applicable to companies in Israel (23%) and the taxes recorded in the statements of comprehensive income (loss) in the reporting year are revaluation expenses (income) not recognized for tax purposes, changes in taxes resulting from exchange rate differences and different tax rates of foreign subsidiaries, changes in deferred tax for tax losses carryforwards, and taxable losses for which no deferred taxes were recognized.

e.	Tax assessments:

The Company and Xtepo filed self-assessments that are deemed final through the 2019 tax year.

h.	Unrecognized deferred taxes:

As of December 31, 2024 and 2023, the Company’s had a deferred tax liability of approximately $101 thousand and $141 thousand, respectively due to an investment in marketable securities – InterCure Ltd. The deferred tax liability was fully offset by a deferred tax asset due to utilization of tax losses from prior years.